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                                                                   Exhibit 10.15

                                    FORM OF
                                    -------


          OPTION EXERCISE, CANCELLATION AND EQUITY ROLLOVER AGREEMENT
          -----------------------------------------------------------

         AGREEMENT, dated as of January 19, 2000, by and among Stone Acquisition Corp., an Ohio Corporation ("Sub"), Dayton Superior Corporation, an Ohio Corporation (the "Company"), and the person identified on the signature page hereto (the "Employee").

         Whereas, Sub and the Company have entered into that certain Agreement and Plan of Merger dated as of January 19, 2000, (as such agreement may be amended from time to time, the "Merger Agreement"; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement) pursuant to which (and subject to the terms and conditions specified therein) Sub will be merged with and into the Company (the "Merger").

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

         The Employee hereby affirms and represents and warrants that as of the date hereof he or she (i) is the record and beneficial owner of that number of shares of Class A common shares of the Company, without par value (the "Common Stock"), as specified on Exhibit A attached hereto under the heading "Cash Buyout," (the "Buyout Shares"), and that number of shares specified under the heading "Equity Rollover" on Exhibit A (the "Rollover Shares" and collectively with the Buyout Shares, the "Prior Shares"), and he or she is the holder of the options to purchase shares of Common Stock (the "Options") of the type (ISO or NQSO), and for the number of shares and exercise price as specified on Exhibit A, (ii) owns or holds no other Equity Securities of the Company or any of its Subsidiaries and (iii) has sole power of disposition with respect to the Prior Shares and the Options and will have sole power of disposition with respect to the shares of Common Stock acquired upon the exercise of the Exercised Options (as hereinafter defined) (the "Acquired Shares") and the Series A Shares.

         The Employee hereby consents, covenants and agrees that (i) prior to the Effective Time, he or she will exercise those Options, if any, identified on Exhibit A under the heading "Required Option Exercise" and will exercise such additional Options as may after the date hereof be identified by Sub (collectively, the "Exercised Options"); (ii) he or she will vote all Prior Shares, all Acquired Shares, all shares of Common Stock hereafter acquired by any means (including, without limitation, by exercise of Options) (the "Additional Acquired Shares") and all Series A Shares (to the extent the vote of the Series A Shares is necessary to approve the Merger and the adoption of the Merger Agreement) in favor of, and raise no objections to, the Merger and the adoption of the Merger Agreement and the other transactions contemplated by the Merger Agreement and waive any rights of appraisal; (iii) prior to the Effective Time, all Prior Shares (other than those, if any, specified under the heading "Cash Buyout" on Exhibit A) and all Acquired Shares will be exchanged for a like number of shares of Series A Shares as contemplated by Section 6.12 of the Merger Agreement and at the Effective Time, by virtue of the Merger and without any action on the part of the Employee, each Series A Share outstanding


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immediately prior to the Effective Time shall automatically be converted into the right to receive one Surviving Corporation Common Share.

         The Employee further consents, covenants and agrees that (i) certain Options (other than Exercised Options) that remain outstanding as of the Effective Time (the "Non-Exercised Options") may be eligible to be cancelled on the Effective Time in exchange for payment as described in the Merger Agreement; [(ii) the Employee and Sub will mutually identify prior to the Effective Time those Non-Exercised Options that will not be cancelled (the "Retained Options"); provided, however, that unless otherwise approved in writing by Sub prior to the Effective Time, the aggregate "Net Value" (as hereinafter defined) of the Retained Options PLUS the Net Value of the Rollover Shares and the Net Value of the Acquired Shares will not be less than the amount set forth on Exhibit A as the aggregate "Net Value Rolled" (for purposes of this Agreement, "Net Value" with respect to an Option means the excess of (x) the product of $27.00 and the number of shares of Common Stock covered by such Option over (y) the aggregate exercise price of such Option; with respect to a Rollover Share means $27; and with respect to an Acquired Share means $27 MINUS the exercise price thereof) [(it being understood that the retention of the Retained Options is a condition to the Employee's receipt of any amount pursuant to Section 3.3 of the Merger Agreement)]; (iii) Retained Options will either remain outstanding following the Effective Time or be replaced with options to purchase shares of Surviving Corporation Common Shares intended to provide the Employee with benefits and economic value comparable to the Retained Options] and (iv) he or she will execute such other documents and take such actions as may be requested by Sub in order to carry out the terms of this Agreement and will not take any actions or authorize any Person to take any actions which would be inconsistent with the terms of this Agreement.

         Notwithstanding anything to the contrary herein, the Employee further consents, covenants and agrees that all Prior Shares (other than those exchanged for Cash Merger Consideration in accordance with this Agreement and Section 3.4 of the Merger Agreement), all Acquired Shares, and all Retained Options (and the shares of Common Stock or Surviving Corporation Common Shares subject to purchase upon exercise thereof) will be subject to the [Management] Stockholders Agreement, which will contain provisions regarding transfer restrictions, tag-along all drag-along rights, and put and call features applicable to shares, as well as other customary terms and provisions.

         The Employee understands and agrees that this agreement shall be binding upon the Employee, his or her successors, assigns, heirs, administrators and executors without regard to whether the Employee is employed by the Company (or any of its Subsidiaries) as of the Effective Time. This agreement shall become void if the Merger Agreement is terminated.

         The Employee further agrees that a breach by him or her of his covenants hereunder will cause irreparable injury to the Sub, that the Sub has no adequate remedy at law with respect to such breach and, as a consequence, the Employee agrees that each such covenant shall be specifically enforceable against the Employee, and the Employee hereby waives and agrees not to assert any defenses against an action for specific performance.

         The Company hereby consents and agrees (i) if requested by the Employee, concurrently with the exercise of the Exercised Options the Company will lend to the Employee in the form of


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a [non-interest bearing], recourse promissory note payable by the Employee to the Company and secured by a pledge to the Company of the Acquired Shares the principal amount requested by the Employee which shall not be greater than [the sum of] the aggregate exercise price of the Exercised Options [and the aggregate estimated federal and state income tax liabilities payable by the Employee upon such exercise as set forth on Exhibit A]; and (ii) to take such actions as are necessary to carry out the terms of this Agreement.







                            [signature page follows]


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         IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                                   Stone Acquisition Corp.


                                   By:
                                      ---------------------------
                                   Name:
                                   Title:


                                   Dayton Superior Corporation


                                   By:
                                      ---------------------------
                                   Name:
                                   Title:


                                   Employee
                                   Name:
                                        -------------------------
                                   Signature:
                                             --------------------
                                   Title:
                                         ------------------------
                                   Address:
                                           ----------------------

[EXHIBIT A omitted]




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